SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of
earliest event reported):                 November 2, 1999



Commission      Registrant, State of Incorporation,         I.R.S. Employer
File Number     Address and Telephone Number                Identification No.
-----------     ----------------------------                ------------------

1-6047          GPU, Inc.                                       13-5516989
                (a Pennsylvania corporation)
                300 Madison Avenue
                Morristown, New Jersey 07962-1911
                Telephone (973) 455-8200


1-3141          Jersey Central Power & Light Company           21-0485010
                (a New Jersey corporation)
                2800 Pottsville Pike
                Reading, Pennsylvania 19640-0001
                Telephone (610) 929-3601


1-446       Metropolitan Edison Company                         23-0870160
                (a Pennsylvania corporation)
                2800 Pottsville Pike
                Reading, Pennsylvania 19640-0001
                Telephone (610) 929-3601


1-3522          Pennsylvania Electric Company                   25-0718085
                (a Pennsylvania corporation)
                2800 Pottsville Pike
                Reading, Pennsylvania 19640-0001
                Telephone (610) 929-3601

ITEM 5.     OTHER EVENTS.
            -------------

      As previously reported, following the March 1979 nuclear accident at Three Mile Island Unit No. 2, approximately 2100 individual claims for alleged personal injury (including punitive damage claims ) were filed against GPU, Inc. and its domestic utility subsidiary companies (GPU Energy companies) and consolidated before the United States District Court for the Middle District of Pennsylvania. In 1996, the District Court granted a motion for summary judgment filed by GPU, Inc. and the GPU Energy companies and dismissed not only the ten test cases which had been selected for a test case trial, but also all remaining pending claims. The District Court ruled, among other things, that plaintiffs failed to offer evidence which created a genuine issue of a material fact warranting submission of their claims to a jury. Plaintiffs then appealed the District Court ruling to the Court of Appeals for the Third Circuit (Third Circuit).

      On November 2, 1999, the Third Circuit affirmed the District Court's dismissal of the ten test cases, but set aside the dismissal of the additional pending claims, remanding them to the District Court for further proceedings. In remanding these claims, the Third Circuit held that the District Court had erred in extending its summary judgment decision to the other plaintiffs and imposing on these plaintiffs the District Court's finding that radiation exposures below 10 rems were too speculative to establish a causal link to cancer. The Third Circuit stated that the non-test case plaintiffs should be permitted to present their own individual evidence that exposure to radiation from the accident caused their cancers.

      GPU, Inc. and the GPU Energy companies believe that the Third Circuit has misinterpreted the record before the District Court as it applies to the non-test case plaintiffs and are considering asking the Third Circuit for reconsideration or rehearing of its decision.

      There can be no assurance as to the outcome of this litigation.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            -------------------------------------------------------------------

      (c)   Exhibit

            1. GPU News Release, dated November 3, 1999.

                                    SIGNATURE

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANTS HAVE DULY CAUSED THIS REPORT TO BE SIGNED ON THEIR BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                              GPU, INC.
                              JERSEY CENTRAL POWER & LIGHT COMPANY
                              METROPOLITAN EDISON COMPANY
                              PENNSYLVANIA ELECTRIC COMPANY


                              By:  /s/ T. G. Howson
                                  ------------------------------
                                   T. G. Howson, Vice President
                                   and Treasurer


Date:   November 5, 1999